EXHIBIT 99.1

Solar Senior Capital Ltd. Announces Quarter and Fiscal Year Ended December 31, 2019 Financial Results; Declares Monthly Distribution of $0.1175 per Share for March 2020

NEW YORK, Feb. 20, 2020 (GLOBE NEWSWIRE) -- Solar Senior Capital Ltd. (the “Company” “Solar Senior” or “SUNS”) (NASDAQ: SUNS), today reported net investment income of $5.7 million, or $0.35 per average share, for the quarter ended December 31, 2019. For fiscal year 2019, net investment income was $22.6 million, or $1.41 per average share.

At December 31, 2019, net asset value (NAV) was stable at $16.32 per share, and the Company’s portfolio of investments was 100% performing.

The Company’s Board of Directors declared a monthly distribution for March of $0.1175 per share payable on April 3, 2020 to stockholders of record on March 19, 2020. Tax characteristics of all distributions will be reported to shareholders on Form 1099 after the end of the calendar year.

HIGHLIGHTS:
At December 31, 2019:
Comprehensive Investment portfolio* fair value: $664.6 million
Number of portfolio companies*: 227
Net assets: $261.8 million
Net asset value per share: $16.32
Comprehensive Portfolio Activity* for the Quarter Ended December 31, 2019
Investments made during the quarter: $68.5 million
Investments prepaid or sold during the quarter: $66.6 million
Comprehensive Portfolio Activity** for the Year Ended December 31, 2019
Investments made during the year: $258.3 million
Investments prepaid or sold during the year: $185.6 million
Operating Results for the Quarter Ended December 31, 2019
Net investment income: $5.7 million
Net investment income per share: $0.35
Net realized and unrealized gain: $0.1 million
Net increase in net assets from operations: $5.8 million
Earnings per share: $0.36
Operating Results for the Year Ended December 31, 2019
Net investment income: $22.6 million
Net investment income per share: $1.41
Net realized and unrealized gain: $0.3 million
Net increase in net assets from operations: $22.9 million
Earnings per share: $1.43

* The Comprehensive Investment Portfolio is comprised of Solar Senior Capital Ltd.’s investment portfolio, Gemino Healthcare Finance’s (“Gemino”) full portfolio and North Mill Capital LLC’s (“North Mill”) full portfolio, and excludes the Company’s fair value of its equity interest in Gemino and North Mill.

** Comprehensive Portfolio Activity includes gross originations/repayments through Gemino and North Mill attributable to the Company.

“We are pleased with SUNS’ 2019 operating performance. Overall, the financial health of our portfolio companies remains sound, with 100% of our portfolio performing. Our 29% growth, year-over-year, in the fair value of our specialty finance asset-based loan portfolio and continued focus on investing in defensive, non-cyclical industries has positioned the Company well for this potentially late stage of the credit cycle,” said Michael Gross, Co-CEO.

“We intend to continue to grow our portfolio by deploying our available investment capacity predominantly in our niche asset-based lending strategies, while remaining highly selective in cash flow lending,” said Bruce Spohler, Co-CEO. “In addition to focusing on prudent organic portfolio growth, we continue to evaluate opportunities to acquire additional portfolios of asset-based loans and specialty lending platforms.”

Conference Call and Webcast
The Company will host an earnings conference call and audio webcast at 11:00 a.m. (Eastern Time) on Friday, February 21, 2020. All interested parties may participate in the conference call by dialing (844) 889-7785 approximately 5-10 minutes prior to the call, international callers should dial (661) 378-9929. Participants should reference Solar Senior Capital Ltd. and the participant passcode of 8696754 when prompted. A telephone replay will be available until March 6, 2020 and can be accessed by dialing (855) 859-2056 and using the passcode 8696754. International callers should dial (404) 537-3406. This conference call will also be broadcast live over the Internet and can be accessed by all interested parties through Solar Senior Capital’s website, www.solarseniorcap.com. To listen to the webcast, please go to the Company's website prior to the start of the call to register and download any necessary audio software. For those who are not able to listen to the live broadcast, a replay of the webcast will be available soon after the call.

Comprehensive Investment Portfolio

Investment Activity

During the quarter ended December 31, 2019, Solar Senior Capital had total originations of $68.5 million and repayments of $66.6 million across the Company’s core businesses comprised of senior secured cash flow, traditional asset-based lending and healthcare asset-based lending.

The investment activity of our Comprehensive Investment Portfolio for the quarter ended December 31, 2019 was as follows:

Total Portfolio Activity – Q4 2019 (in millions)
Asset Classes	Cash Flow Loans	Asset-based Loans North Mill(2)	Asset-based Healthcare Loans Gemino	Life Science	Total Portfolio Activity
Originations	$30.8	$15.4	$17.2	$5.1	$68.5
Repayments / Amortization	$38.1(1)	$20.2	$1.3	$7.0	$66.6
Net Portfolio Activity	$(7.3)	$(4.8)	$15.9	$(1.9)	$1.9

(1)	Includes realization of an equity position related to a debt investment.
(2)	North Mill’s originations and repayments in Q4 2019 are based on the gross, as opposed to net, portfolio and will differ from prior periods.

During the year ended December 31, 2019, Solar Senior Capital had total originations of $258.3 million and repayments of $185.6 million across the Company’s core businesses comprised of senior secured cash flow, traditional asset-based lending and healthcare asset-based lending, resulting in net portfolio growth of $72.7 million in the comprehensive portfolio.

The investment activity of our Comprehensive Investment Portfolio for the year ended December 31, 2019 was as follows:

Total Portfolio Activity – Year Ended 2019 (in millions)
Asset Classes	Cash Flow Loans	Asset-based Loans North Mill(2)	Asset-based Healthcare Loans Gemino	Life Science	Total Portfolio Activity
Originations	$97.7	$99.6	$40.2	$20.8	$258.3
Repayments / Amortization	$93.2(1)	$57.4	$17.1	$17.9	$185.6
Net Portfolio Activity	$4.5	$42.2	$23.1	$2.9	$72.7

(1)	Includes realization of two separate equity positions related to debt investments.
(2)	North Mill’s originations and repayments in Q4 2019 are based on the gross, as opposed to net, portfolio and will differ from prior periods.

Portfolio Composition

Our Comprehensive Investment Portfolio composition by business unit at December 31, 2019 was as follows:

Comprehensive Investment Portfolio Composition (at fair value)	Amount		Weighted Average Asset-level Yield
	($mm)%
First Lien Senior Secured Loans
Cash Flow 1st Lien Senior Secured Loans	$330.6	49.7%	7.1%[4]
Traditional Asset-Based 1st Lien Senior Secured Loans(1) (North Mill)	$171.1[6]	25.8%	13.8%[5]
Healthcare Asset-Based 1st Lien Senior Secured Loans(1) (Gemino)	$131.8	19.8%	11.0%[5]
Life Science 1st Lien Senior Secured Loans	$23.0	3.5%	10.0%[7]
Total First Lien Senior Secured Loans	$656.5	98.8%	9.7%
Cash Flow Second Lien Senior Secured Loans	$7.9	1.2%	8.6%[4]
Total Senior Secured Loans	$664.4	>99.9%	9.7%
Equity and Equity-like Securities(2)	$0.2	<0.1%
Total Comprehensive Investment Portfolio	$664.6	100%
Floating Rate Investments(3)	$642.8	96.8%

(1)	Includes North Mill and Gemino’s full portfolio, all of which are 1st lien senior secured loans.
(2)	Excludes the Company’s equity investments in North Mill and Gemino, which distribute quarterly dividends to the Company.
(3)	Floating rate investments calculated as a percent of the Company’s income-producing Comprehensive Investment Portfolio.
(4)	Represents the yield to maturity based on fair market value at 12/31/19.
(5)	Represents total interest and fee income for the twelve month period ending on December 31, 2019 against the average portfolio over the same fiscal period.
(6)	North Mill’s portfolio at 12/31/2019 reflects gross assets which differs from prior periods when net balances were reported.
(7)	Excludes success fees and all realized and unrealized warrant gains.

The Comprehensive Investment Portfolio is diversified across approximately 227 unique borrowers with average issuer exposure of $2.9 million, or 0.4% of the comprehensive portfolio at December 31, 2019.

The Comprehensive Investment Portfolio is invested 98.8% in first lien senior secured cash flow and asset-based loans and 1.2% in second lien senior secured cash flow loans.

Solar Senior Capital Ltd.’s Results of Operations for the Year Ended December 31, 2019 compared to the Year Ended December 31, 2018:

Investment Income

For the years ended December 31, 2019 and 2018, gross investment income totaled $40.1 million and $39.8 million, respectively. The increase in gross investment income from fiscal year 2018 to fiscal year 2019 was primarily due to average portfolio growth, partially offset by yield compression.

Our gross investment income by business unit is broken out below.

Investment Income Contribution by Business Unit(1) (in millions)
For the Year Ended:	Cash Flow Lending	Asset-based Lending (North Mill)	Asset-based Healthcare Lending (Gemino)	Life Science	Total
12/31/2019	$28.0	$5.6	$3.5	$3.0	$40.1
% Contribution	69.8%	14.0%	8.7%	7.5%	100.0%

(1)	Investment Income Contribution by Business Unit includes interest income/fees from cash flow loans and life science loans on balance sheet and distributions from North Mill Capital and Gemino Healthcare Finance.

Expenses
Net expenses totaled $17.5 million and $17.2 million, respectively, for the fiscal years ended December 31, 2019 and 2018. Over the same periods, $1.5 million and $1.1 million of performance-based incentive fees and $1.3 million and $0.0 million of base management fees, were voluntarily waived by the Company’s investment manager.

Net Investment Income

Net investment income totaled $22.6 million and $22.6 million, or $1.41 and $1.41 per average share, respectively, for the fiscal years ended December 31, 2019 and 2018.

Net Realized and Unrealized Gain (Loss)

Net realized and unrealized gain (loss) for the fiscal years ended December 31, 2019 and 2018 totaled approximately $0.3 million and ($8.8) million, respectively.

Net Increase in Net Assets Resulting From Operations

For the fiscal years ended December 31, 2019 and 2018, the Company had a net increase in net assets resulting from operations of $22.9 million and $13.8 million, respectively. For the fiscal years ended December 31, 2019 and 2018, earnings per average share were $1.43 and $0.86, respectively.

Liquidity and Capital Resources

At December 31, 2019, the Company had $211.2 million in borrowings outstanding on its credit facilities and $88.8 million of unused capacity, subject to borrowing base limits. When including the North Mill and Gemino non-recourse credit facilities, the Company had approximately $162 million of unused borrowing capacity under its revolving credit facilities, subject to borrowing base limits at December 31, 2019.

Credit Rating

On December 11, 2019, DBRS Morningstar assigned a Long-Term Issuer Rating and a Long-Term Senior Debt rating of BBB to the Company, with a stable trend on both ratings.

Solar Senior Capital Ltd. Portfolio

Asset Quality

At December 31, 2019, 100% of Solar Senior Capital’s portfolio, on a cost basis, was performing.

The Company puts its greatest emphasis on risk mitigation and credit performance. On a quarterly basis, or more frequently if deemed necessary, the Company formally rates each portfolio investment on a scale of one to four, with one representing the least amount of risk.

As of December 31, 2019, the composition of our portfolio, on a risk ratings basis, was as follows:

Internal Investment Rating	Investments at Fair Value	% of Total Portfolio
1	$78.2	17.0%
2	$373.9	81.2%
3	$8.2	1.8%
4	$0.0	0.0%

SOLAR SENIOR CAPITAL LTD.
CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(in thousands, except share amounts)

	December 31, 2019	December 31, 2018
Assets
Investments at fair value:
Companies less than 5% owned (cost: $363,947 and $355,354, respectively)	$361,665	$348,211
Companies 5% to 25% owned (cost: $0 and $3,524, respectively)	—	2,350
Companies more than 25% owned (cost: $98,439 and $98,439, respectively)	98,600	99,550
Cash	7,054	4,875
Cash equivalents (cost: $99,898 and $0, respectively)	99,898	—
Interest receivable	1,933	2,141
Dividends receivable	1,893	1,893
Receivable for investments sold	6,667	87
Prepaid expenses and other assets	248	188
Total assets	$577,958	$459,295
Liabilities
Payable for investments and cash equivalents purchased	$101,811	$22,805
Credit facility ($157,600 and $119,200 face amounts, respectively, reported net of unamortized debt issuance costs of $1,286 and $1,662, respectively.)	156,314	117,538
FLLP 2015-1, LLC revolving credit facility (the “FLLP Facility”) ($53,602 and $51,371 face amounts, respectively, reported net of unamortized debt issuance costs of $615 and $0, respectively.)	52,987	51,371
Distributions payable	1,885	1,885
Management fee payable	426	1,189
Performance-based incentive fee payable	—	106
Interest payable	1,172	1,260
Administrative services payable	826	923
Other liabilities and accrued expenses	723	826
Total liabilities	$316,144	$197,903

Net Assets
Common stock, par value $0.01 per share, 200,000,000 and 200,000,000 common shares authorized, respectively, and 16,046,214 and 16,040,485 issued and outstanding, respectively	$160	$160
Paid-in capital in excess of par	282,181	288,789
Accumulated distributable net loss	(20,527)	(27,557)

Total net assets	$261,814	$261,392

Net Asset Value Per Share	$16.32	$16.30

SOLAR SENIOR CAPITAL LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share amounts)

	Year ended December 31,
	2019	2018
INVESTMENT INCOME:
Interest:
Companies less than 5% owned	$30,496	$27,145
Companies 5% to 25% owned	386	360
Dividends:
Companies more than 25% owned	9,060	12,040
Other income:
Companies less than 5% owned	122	191
Companies 5% to 25% owned	27	23
Companies more than 25% owned	—	50
Total investment income	40,091	39,809
EXPENSES:
Management fees	$4,799	$4,603
Performance-based incentive fees	1,484	2,922
Interest and other credit facility expenses	10,738	7,808
Administrative services expense	1,575	1,529
Other general and administrative expenses	1,667	1,434
Total expenses	20,263	18,296
Management fees waived	(1,317)	—
Performance-based incentive fees waived	(1,476)	(1,107)
Net expenses	17,470	17,189
Net investment income	$22,621	$22,620

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND CASH EQUIVALENTS:
Net realized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	$(6,741)	$(5,082)
Companies 5% to 25% owned	1,979	—
Companies more than 25% owne	—	(3,209)
Net realized loss on investments and cash equivalents	(4,762)	(8,291)
Net change in unrealized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	4,861	1,931
Companies 5% to 25% owned	1,174	238
Companies more than 25% owned	(950)	(2,685)
Net change in unrealized gain (loss) on investments and cash equivalents	5,085	(516)
Net realized and unrealized gain (loss) on investments and cash equivalents..	323	(8,807)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,944	$13,813
EARNINGS PER SHARE	$1.43	$0.86

About Solar Senior Capital Ltd.

Solar Senior Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. A specialty finance company with expertise in several niche markets, the Company primarily invests directly and indirectly in leveraged, U. S. middle market companies primarily in the form of cash flow first lien senior secured debt instruments and asset-based loans including senior secured loans collateralized on a first lien basis primarily by current assets.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Senior Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Contact
Investor Relations
(646) 308-8770